UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K
__________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2016

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	0-16587	55-0672148
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

300 North Main Street, Moorefield, West Virginia 26836
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (304) 530-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	Summit Financial Group, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 19, 2016 in Moorefield, West Virginia for the purpose of considering and voting upon the following:

i.	To elect five (5) directors to serve until the Annual Meeting in 2019;

ii.	To adopt a non-binding resolution to approve the compensation of the Company’s named executive officers;

iii.	To ratify the selection of Arnett Carbis Toothman, LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2016; and

iv.	To transact such other business as may properly come before the Meeting.

(b)
The total number of shares of the Company’s common stock issued, outstanding and entitled to vote at the Annual Meeting was 10,854,809 shares of which 8,727,218 shares representing 80.4% were present at the meeting either in person or by proxy. The holders of common stock of the Company voted on three proposals. No other business was brought before the meeting.

The results of the voting on the three proposals were as follows:

(i)	Proposal 1 - To elect five (5) directors to serve until the Annual Meeting in 2019.
The following directors were elected:

	VOTES FOR	VOTES WITHHELD	ABSTENTIONS	BROKER NON-VOTES

Oscar M. Bean	7,198,919	334,874	-	1,202,038
Dewey F. Bensenhaver	7,490,988	30,211	-	1,202,038
John W. Crites, II	7,421,726	85,476	-	1,202,038
James P. Geary, II	7,468,436	65,357	-	1,202,038
Charles S. Piccirillo	7,476,174	53,739	-	1,202,038

(ii) Proposal 2 - To adopt a non-binding resolution to approve the compensation of the Company's named executive officers.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
7,119,029	180,942	225,208	1,202,039

(iii) Proposal 2 - To ratify the selection of Arnett Carbis Toothman, LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2016:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
8,619,429	61,953	45,836	-

Item 8.01 Other Events.

The Company is furnishing its presentation delivered at its 2016 Annual Meeting on Thursday, May 19, 2016 (the "Presentation to 2016 Annual Meeting of Shareholders"). The Presentation to 2016 Annual Meeting of Shareholders is attached as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing. The disclosure of the Presentation to 2016 Annual Meeting of Shareholders on this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed by Regulation FD.

The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Presentation to 2016 Annual Meeting of Shareholders or its expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The Presentation to 2016 Annual Meeting of Shareholders is available on the Company's website at www.summitfgi.com. The Company reserves the right to discontinue that availability at any time.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	The Presentation to 2016 Annual Meeting of Shareholders, delivered at the Company's Annual Meeting of Shareholders on May 19, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL GROUP, INC.

Date: May 23, 2016	By: /s/ Julie R. Markwood
Julie R. Markwood
Vice President and Chief Accounting Officer